SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  May 10, 2006


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

         0-26694                                            93-0945003
------------------------                       ---------------------------------
(Commission file number)                       (IRS employer identification no.)

            585 West 500 South, Bountiful, Utah             84010
         ----------------------------------------         ----------
         (Address of principal executive offices)         (Zip code)


                                 (801) 298-3360
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [X] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

         On May 10, 2006, the Registrant issued a news release describing its quarterly results. That news release is attached hereto as Exhibit 99.1 and is incorporated by reference.

         The Company will be conducting a conference call to discuss its first quarter financial results on Thursday, May 11, 2006, at 4:30 p.m. EST. Investors can participate in the conference call live by dialing (800) 230-1093 in the U.S. and (612) 288-0337 internationally. In addition, the call will be webcast live and available for playback within one hour of completion of the call through a link on the Company's website at www.shpi.com. Financial and other statistical information contained in the presentation will also be provided through a link on the SHPI website. A replay of the call will also be available for one week after the event by dialing (800) 475-6701 in the U.S. and (320) 365-3844 internationally and entering access code: 827872.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Businesses Acquired.

                  Not applicable.

         b.       Pro Forma Financial Information.

                  Not applicable.

         c.       Exhibits.

                  Number                 Description
                  ------                 -----------

                  99.1     News release describing quarterly results

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.




Date: May 9, 2006                By  /s/ Jeffrey M. Soinski
                                   ---------------------------------------------
                                   Jeffrey M. Soinski
                                   President, Chief Executive Officer, Director

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